MainGate MLP Fund
Schedule of Investments
August 31, 2026 (Unaudited)

MASTER LIMITED PARTNERSHIPS & RELATED ENTITIES - 58.4%	Units		Value
Crude/Refined Products Pipelines and Storage - 26.3% (a)
Genesis Energy, L.P.	320,000		$ 5,222,400
MPLX, L.P.	2,000,000		118,340,000
Plains GP Holdings, L.P.	4,218,000		119,031,960
			242,594,360

Natural Gas Gathering/Processing - 11.0% (a)
Western Midstream Partners, L.P.	2,100,000		101,010,000

Natural Gas/Natural Gas Liquid Pipelines and Storage - 21.1% (a)
Energy Transfer, L.P.	5,800,000		124,758,000
Enterprise Products Partners, L.P.	1,800,000		69,876,000
			194,634,000
TOTAL MASTER LIMITED PARTNERSHIPS & RELATED ENTITIES (Cost $51,427,979)			538,238,360

COMMON STOCKS & OTHER EQUITY INTERESTS - 55.4%	Shares		Value
Crude/Refined Products Pipelines and Storage - 2.9% (a)
Enbridge, Inc.	70,000		3,539,900
Phillips 66	94,000		23,178,520
			26,718,420

Natural Gas Gathering/Processing - 21.8% (a)
Antero Midstream Corp.	440,000		9,864,800
Kinetik Holdings, Inc.	198,000		10,856,340
Targa Resources Corp.	615,000		180,594,750
			201,315,890

Natural Gas/Natural Gas Liquid Pipelines and Storage - 30.7% (a)
Cheniere Energy, Inc.	345,000		100,633,050
DT Midstream, Inc.	135,000		17,687,700
Kinder Morgan, Inc.	300,000		9,672,000
Kodiak Gas Services, Inc.	136,000		7,992,720
ONEOK, Inc.	653,000		62,694,530
Williams Companies, Inc.	1,125,000		84,431,250
			283,111,250
TOTAL COMMON STOCKS & OTHER EQUITY INTERESTS (Cost $268,219,727)			511,145,560

TOTAL INVESTMENTS - 113.8% (Cost $319,647,706)			1,049,383,920
Liabilities in Excess of Other Assets - (13.8)%		(0.13832)	(127,516,894)
TOTAL NET ASSETS - 100.0%			$ 921,867,026

Percentages are stated as a percent of net assets.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

MainGate MLP Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & Related Entities	$ 538,238,360	$ –	$ –	$ 538,238,360
Common Stocks & Other Equity Interests	511,145,560	–	–	511,145,560
Total Investments	$ 1,049,383,920	$ –	$ –	$ 1,049,383,920

Refer to the Schedule of Investments for further disaggregation of investment categories.